Supplement dated June 21, 2013
to the Prospectuses, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	1/1/2013
3/1/2013
Effective the date of the supplement, the section of the Fund’s prospectuses entitled “Taxes and Distributions” is revised by deleting the table disclosing the schedule of the Fund’s dividend distributions and replacing with the following:
Declaration and Distribution Schedule
Declarations	Annually
Distributions	Annually
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP142_08_002_(06/13)